SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2008

BOO KOO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50057	65-1082135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Airport Parkway, #660, Addison, Texas 75001
(Address of Principal Executive Offices)(Zip Code)

(972) 818-3862
Registrant’s Telephone Number

________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, Boo Koo Holdings, Inc. (the "Company") entered into a series of 15% subordinated promissory notes (individually a "Subordinated Note" and collectively the "Subordinated Notes") in the aggregate principal amount of $1,000,000 (the "Financing") with accredited investors (the "Lenders"). Following the issuance of the Subordinated Notes, Holigan Racing, L.P. ("Holigan") contacted the Company and alleged that, even though the Subordinated Notes contained a subordination provision in the body of the Subordinated Notes, the issuance of such Subordinated Notes without a separate subordination agreement in a form acceptable to Holigan in its sole discretion constituted an event of default under the Senior Secured Convertible Promissory Note dated April 3, 2008 ("Senior Note") issued by the Company to Holigan. In an effort to resolve the dispute, the Company, its wholly owned subsidiary Boo Koo Beverages, Inc. and Holigan executed a Waiver Acknowledgement and Agreement ("Waiver Agreement") on August 1, 2008. The Waiver Agreement provides that, among other things, (i) the maturity date of the Senior Note shall be accelerated from March 31, 2010 to December 15, 2008 and the quarterly payments shall be eliminated under the Senior Note; (ii) the Company shall cause each Lender to amend and restate the Subordinated Note by executing and delivering a Restated Subordinated Note (as defined in the Waiver Agreement) and a Subordination Agreement (as defined in the Waiver Agreement); (iii) the Company shall incur any future indebtedness in the form of a New Subordinated Note (as defined in the Waiver Agreement) and a New Subordinated Agreement (as defined in the Waiver Agreement) or in a form acceptable to Holigan; (iv) the Company shall pay reasonable attorneys fees incurred by Holigan as a result of the Specified Default (as defined in the Waiver Agreement); (v) the Company shall release all claims against Holigan as of the date the waiver of the event of default becomes permanent pursuant to the terms of the Waiver Agreement; and (vi) Holigan shall waive any and all defaults or Events of Default (as defined in the Senior Note) subject to the condition that the Company has (a) executed Deposit Account Control Agreements (as defined in the Waiver Agreement), (b) caused all Lenders to execute the Restated Subordinated Notes and Subordinated Agreements; and (c) paid Holigan $36,569.00 which represents the legal fees incurred through the date of the Waiver Agreement.

The description of the Waiver Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOO KOO HOLDINGS, INC.

By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini
Title: Chief Financial and Operating Officer

Date: August 7, 2008